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                                                                    Exhibit 23.5

                        CONSENT OF INDEPENDENT AUDITORS

As independent public accountants, we hereby consent to the incorporation of our report, dated November 11, 1999, related to ESCA, Inc. and Affiliates, included in this Form 8-K/A, into ATMI, Inc.'s previously filed Registration Statements File Nos. 33-77060, 33-93048, 333-49561, 333-56349, 333-55827, 333-82089 and
333-94641.

                                                 /s/ ARTHUR ANDERSEN LLP

Albuquerque, New Mexico
September 19, 2000